SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 Current Report

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): April 9, 2001

                                     YSEEK, INC.
               (Exact name of registrant as specified in its charter)

         Florida                       000-25097                 65-078-3722
(State or other jurisdiction         (Commission                (IRS Employer
      incorporation)                 File Number)            Identification No.)


               412 E. Madison Street, Suite 1000, Tampa, FL 33602
               (Address of principal executive offices) (Zip Code)

               Registrant's telephone number, including area code
                                 (813) 221-4429

         (Former name or former address, if changed since last report.)
                   761 Coral Reef Drive, Tampa, Florida 33602


Item 1:  Changes  in  Control  of  Registrant   and  Item  6:  Resignations  of
         Registrant's  Directors.

On April 9, 2001, Rachel Steele, Raymond E. Lipsch and Donald Hughes resigned as directors and officers of the Registrant. Simultaneously with the resignations, Ron Levi, Bruce Hammil, Paul Runyon and Mark Dolan were elected to serve as directors to serve until the next meeting of shareholders. The directors were elected by the action of the holders of a majority of the outstanding shares of the Registrant without a shareholders' meeting, pursuant to Sec. 607.0704 Fla. Stat. (1999). Ms. Steele, Mr. Lipsch, Mr. Hughes, Neutelligent, Inc., a corporation controlled by David G. Marshlack, and Voice Media, Inc., a corporation controlled by Mr. Levi, voted for the election of the new board.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   YSEEK, INC.
                                  (Registrant)


Dated: April 13, 2001

                                        /s/__BRUCE HAMMIL______________
                                            BRUCE HAMMIL, President